EXHIBIT 33.5

Management's Assertion on Compliance with Item 1122 Criteria

LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) set forth in the "1122 Servicing Criteria to be Addressed in Assessment of Compliance" annexed hereto as Exhibit A (the "Servicing Criteria"),

The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria for the period of January 1, 2006 through December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, the Asserting Party believes that, for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission for in the servicing activities it performs in the asset-backed securities transactions on Exhibit B, except for servicing criteria 1122(d)(l)(ii) which the Asserting Party has determined was inapplicable to the activities it performed with respect to the asset-backed securities transactions on Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.

Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the Servicing Criteria for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.

LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title:   First Vice President
Date:   February 28, 2007

Exhibit A

1122 Servicing Criteria

to be addressed in an Assessment of Compliance

Reg AB Reference	Servicing Criteria	Obligations of LaSalle Bank National Association
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the related Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The related Servicer’s records regarding the pool assets agree with the related Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

EXHIBIT B
2006 Transactions

Non-Specific Transactions	Nominal Trustee Transactions	Custodian Only Transactions	Paying Agent Only Transactions
ACE Series 2006-GP1	Bear Stearns Series 2006-PWR11	Basic Asset Backed 2006-1	Washington Mutual Series 2006-AR2
Banc of America Comm. Mtge Series 2006-2	Bear Stearns Series 2006-PWR12	Credit Suisse AB Series 2006-1	Washington Mutual Series 2006-AR6
Banc of America Comm. Mtge Series 2006-5	Bear Stearns Series 2006-PWR13	Credit Suisse AB Series 2006-2	Washington Mutual Series 2006-AR7
Bear Stearns Series 2006-AQ1	Bear Stearns Series 2006-PWR14	Credit Suisse AB Series 2006-3	Washington Mutual Series 2006-AR8
Bear Stearns Series 2006-EC1	Bear Stearns Series 2006-TOP22	Credit Suisse AB Series 2006-4	Washington Mutual Series 2006-AR9
Bear Stearns Series 2006-EC2	Bear Stearns Series 2006-TOP24	Credit Suisse ARMT Series 2006-1	Washington Mutual Series 2006-AR10
Bear Stearns Series 2006-HE1	GSAA Home Equity Trust 2006-14	Credit Suisse ARMT Series 2006-2	Washington Mutual Series 2006-AR11
Bear Stearns Series 2006-HE2	GSAMP Series 2006-HE3	Credit Suisse ARMT Series 2006-3	Washington Mutual Series 2006-AR12
Bear Stearns Series 2006-HE3	GSAMP Series 2006-HE4	Credit Suisse HEMT Series 2006-1	Washington Mutual Series 2006-AR13
Bear Stearns Series 2006-HE4	GSAMP Series 2006-HE5	Credit Suisse HEMT Series 2006-2	Washington Mutual Series 2006-AR14
Bear Stearns Series 2006-HE5	GSAMP Series 2006-HE6	Credit Suisse HEMT Series 2006-3	Washington Mutual Series 2006-AR15
Bear Stearns Series 2006-HE6	GSAMP Series 2006-HE7	Credit Suisse HEMT Series 2006-4	Washington Mutual Series 2006-AR16
Bear Stearns Series 2006-HE7	GSAMP Series 2006-HE8	Credit Suisse HEMT Series 2006-5	Washington Mutual Series 2006-AR17
Bear Stearns Series 2006-HE8	JP Morgan Series 2006-LDP9	Credit Suisse HEMT Series 2006-6	Washington Mutual Series 2006-AR18
Bear Stearns Series 2006-HE9	Morgan Stanley Series 2006-TOP21	Credit Suisse Series 2006-1	Washington Mutual Series 2006-AR19
Bear Stearns Series 2006-HE10	Morgan Stanley Series 2006-TOP23	Credit Suisse Series 2006-2	Washington Mutual Series 2006-HE1
Bear Stearns Series 2006-PC1	Morgan Stanley Capital I Series 2006-HQ10	Credit Suisse Series 2006-3	Washington Mutual Series 2006-HE2
Bear Stearns ABS Series 2006-1	Morgan Stanley Mtg Loan Trust Series 2006-16ARX	Credit Suisse Series 2006-4	Washington Mutual Series 2006-HE3
Bear Stearns Mortgage Funding Series 2006-SL1	Morgan Stanley Mtg Loan Trust Series 2006-1AR	Credit Suisse Series 2006-5	Washington Mutual Series 2006-HE4
Bear Stearns Mortgage Funding Series 2006-SL2	Morgan Stanley Mtg Loan Trust Series 2006-3AR	Credit Suisse Series 2006-6	Washington Mutual Series 2006-HE5
Bear Stearns Mortgage Funding Series 2006-SL3	Morgan Stanley Mtg Loan Trust Series 2006-5AR	Credit Suisse Series 2006-7	Washington Mutual WMALT 2006-AR1
Bear Stearns Mortgage Funding Series 2006-SL4	Morgan Stanley Mtg Loan Trust Series 2006-6AR	Credit Suisse Series 2006-8	Washington Mutual WMALT 2006-AR2
Bear Stearns Mortgage Funding Series 2006-SL5	Morgan Stanley Mtg Loan Trust Series 2006-8AR	Credit Suisse Series 2006-9	Washington Mutual WMALT 2006-AR3
Bear Stearns Mortgage Funding Series 2006-SL6	Morgan Stanley Mtg Loan Trust Series 2006-9AR	Credit Suisse HEAT Series 2006-1	Washington Mutual WMALT 2006-AR4
C-BASS Series 2006-CB7	Morgan Stanley Mtg Loan Trust Series 2006-2	Credit Suisse HEAT Series 2006-3	Washington Mutual WMALT 2006-AR5
C-BASS Series 2006-CB9	Morgan Stanley Mtg Loan Trust Series 2006-7	Credit Suisse HEAT Series 2006-4	Washington Mutual WMALT 2006-AR6
Citigroup Commercial Mortgage Trust Series 2006-C4	Morgan Stanley Mtg Loan Trust Series 2006-11	Credit Suisse HEAT Series 2006-5	Washington Mutual WMALT 2006-AR7
Citigroup Commercial Mortgage Trust Series 2006-C5	Morgan Stanley Mtg Loan Trust Series 2006-12XS	Credit Suisse HEAT Series 2006-6	Washington Mutual WMALT 2006-AR8
CD Commercial Mtg. Trust Series 2006-C3	Morgan Stanley Mtg Loan Trust Series 2006-13XS	Credit Suisse HEAT Series 2006-7	Washington Mutual WMALT 2006-AR9
COMM Series 2006-C8	Morgan Stanley Mtg Loan Trust Series 2006-15XS	Credit Suisse HEAT Series 2006-8	Washington Mutual WMALT 2006-AR10
CSFB Commercial Mtg. Trust Series 2006-C4	Morgan Stanley Mtg Loan Trust Series 2006-17XS	Lehman Mortgage Trust Series 2006-1	Washington Mutual WMALT 2006-1
First Franklin MLT Series 2006-FF18	Thornburg Mtg Securities Trust Series 2006-1	Lehman Mortgage Trust Series 2006-4	Washington Mutual WMALT 2006-2
Greenwich Capital Series 2006-GG7	Thornburg Mtg Securities Trust Series 2006-2	Lehman Mortgage Trust Series 2006-5	Washington Mutual WMALT 2006-3
GE Capital Comm Mtg. Corp. Series 2006-C1	Thornburg Mtg Securities Trust Series 2006-3	Lehman Mortgage Trust Series 2006-6	Washington Mutual WMALT 2006-4
JP Morgan Series 2006-CIBC14	Thornburg Mtg Securities Trust Series 2006-4	Lehman Mortgage Trust Series 2006-7	Washington Mutual WMALT 2006-5
JP Morgan Series 2006-CIBC15	Thornburg Mtg Securities Trust Series 2006-5	Lehman Mortgage Trust Series 2006-8	Washington Mutual WMALT 2006-6
JP Morgan Series 2006-CIBC17	Thornburg Mtg Securities Trust Series 2006-6	Lehman Mortgage Trust Series 2006-9	Washington Mutual WMALT 2006-7
JP Morgan Series 2006-LDP7	ZUNI Trust Series 2006-OA1	Lehman XS Trust Series 2006-1	Washington Mutual WMALT 2006-8
JP Morgan Series 2006-LDP8		Lehman XS Trust Series 2006-3	Washington Mutual WMALT 2006-9
Non-Specific Transactions	Nominal Trustee Transactions	Custodian Only Transactions	Paying Agent Only Transactions
Lehman XS Trust Series 2006-8		Lehman XS Trust Series 2006-5
Lehman XS Trust Series 2006-11		Lehman XS Trust Series 2006-7
Lehman XS Trust Series 2006-15		Lehman XS Trust Series 2006-9
Lehman XS Trust Series 2006-19		Lehman XS Trust Series 2006-10N
Lehman XS Trust Series 2006-20		Lehman XS Trust Series 2006-12
Lehman Mortgage Trust Series 2006-2		Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge. Trust Series 2006-C1		Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge. Trust Series 2006-C3		Morgan Stanley Series 2006-HE1
LB-UBS Comm. Mtge. Trust Series 2006-C4		Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge. Trust Series 2006-C6		Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge. Trust Series 2006-C7		Morgan Stanley Series 2006-HE4
Merrill Lynch Series 2006-MLN1		Morgan Stanley Series 2006-HE5
Merrill Lynch Series 2006-OPT1		Morgan Stanley Series 2006-HE6
Merrill Lynch Series 2006-WMC2		Morgan Stanley Series 2006-HE7
Merrill Lynch Series 2006-FF1		Morgan Stanley Series 2006-HE8
Merrill Lynch Countrywide Series 2006-1		Morgan Stanley HEL Series 2006-1
Merrill Lynch Countrywide Series 2006-2		NYMC Series 2006
Merrill Lynch Countrywide Series 2006-3		SAIL 2006-1
Merrill Lynch Countrywide Series 2006-4		SAIL 2006-2
Merrill Lynch Series 2006-AHL1		SAIL 2006-3
Merrill Lynch Series 2006-AR1		SAIL 2006-4
Merrill Lynch Series 2006-FM1		SARM 2006-1
Merrill Lynch Series 2006-HE2		SARM 2006-2
Merrill Lynch Series 2006-HE3		SARM 2006-3
Merrill Lynch Series 2006-HE4		SARM 2006-4
Merrill Lynch Series 2006-HE5		SARM 2006-5
Merrill Lynch Series 2006-HE6		SARM 2006-6
Merrill Lynch Series 2006-RM1		SARM 2006-7
Merrill Lynch Series 2006-RM2		SARM 2006-8
Merrill Lynch Series 2006-RM3		SARM 2006-9
Merrill Lynch Series 2006-RM4		SARM 2006-10
Merrill Lynch Series 2006-RM5		SARM 2006-11
Merrill Lynch Series 2006-SD1		SARM 2006-12
Merrill Lynch Series 2006-SL1		SASCO 2006-BC1
Merrill Lynch Series 2006-SL2		SASCO 2006-BC2
Merrill Lynch Series 2006-C1		SASCO 2006-BC3
Merrill Lynch Series 2006-C2		SASCO 2006-BC4
Morgan Stanley Capital I Series 2006-HQ8		SASCO 2006-BC5
Morgan Stanley Capital I Series 2006-HQ9		SASCO 2006-BC6
Morgan Stanley Capital I Series 2006-IQ11		SASCO 2006-S1
Morgan Stanley Capital I Series 2006-IQ12		SASCO 2006-S2
Morgan Stanley Mtg Loan Trust Series 2006-4SL		SASCO 2006-S3
Morgan Stanley Mtg Loan Trust Series 2006-10SL		SASCO 2006-S4
Morgan Stanley Mtg Loan Trust Series 2006-14SL		Sequoia Alternative Loan Trust Series 2006-1
OWNIT Mortgage Loan Trust Series 2006-3
OWNIT Mortgage Loan Trust Series 2006-4
OWNIT Mortgage Loan Trust Series 2006-5
OWNIT Mortgage Loan Trust Series 2006-6
Non-Specific Transactions	Nominal Trustee Transactions	Custodian Only Transactions	Paying Agent Only Transactions
OWNIT Mortgage Loan Trust Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series 2006-C24